SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                             PROVIDENT BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-25233                 80-0091851
---------------------------       ---------------------        ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                       10901
-----------------------------------------                       -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 2, 5.    Acquisition or Disposition of Assets;  Other Events

         On January 14, 2004, Provident Bancorp, Inc. (the "Registrant") issued a press release reporting that it had completed its stock offering in connection with the second-step conversion of Provident Bancorp, MHC. The Registrant sold 19,573,000 shares of common stock at $10.00 per share in its stock offering, and issued 400,000 shares of common stock and contributed $1.0 million in cash to the Provident Bank Charitable Foundation. In addition, each currently outstanding share of common stock of Provident Bancorp, Inc., a federal corporation, has been converted into the right to receive 4.4323 shares of the Registrant's common stock.

         In addition, the Registrant announced the completion of its acquisition of E.N.B. Holding Company, Inc. Shareholders of E.N.B. Holding Company, Inc. as of the close of business on January 14, 2004 received total merger consideration of approximately $76.47 million, consisting of up to 3,969,676 shares of common stock of the Registrant and approximately $36.77 million in cash. Shareholders who elected to receive all stock or indicated "No Preference" will receive
521.3997 shares of common stock of the Registrant for each of their E.N.B. Holding Company, Inc. shares. Shareholders who made a cash election for all or some of their E.N.B. Holding Company, Inc. shares will receive a combination of both shares of common stock and cash, prorated at a factor of 0.98543877. The acquisition was accounted for using the purchase method of accounting.

Item 7.        Financial Statements and Exhibits

(a) The financial statements and pro forma information required to be filed by this Item are not available at this time. Such information will be filed as an amendment to this Current Report on Form 8-K when the information becomes available; however, in no event will such information be filed any later than 60 days from the last date on which this Form 8-K was required to be filed.

(b) The financial statements and pro forma information required to be filed by this Item are not available at this time. Such information will be filed as an amendment to this Current Report on Form 8-K when the information becomes available; however, in no event will such information be filed any later than 60 days from the last date on which this Form 8-K was required to be filed.

(c) Exhibits.

               Exhibit No.                     Description

                  99                 Press release dated January 14, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              PROVIDENT BANCORP, INC.



DATE: January 21, 2004     By:  /s/ Paul A. Maisch
                               -------------------------------------------------
                               Paul A. Maisch
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

            Exhibit No.                      Description

              99                  Press release dated January 14, 2004